            THE FIRST ISRAEL FUND, INC.
--------------------------------
 [LOGO]
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                                                               November 20, 1995

DEAR SHAREHOLDERS:

We are pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 1995.

At September 30, 1995, the total net assets of the Fund were $66,150,335 and the net asset value ("NAV") per share was $13.20, as compared to $11.74 at September 30, 1994. The Fund's common stock closed on the New York Stock Exchange on September 30, 1995 at $12.00 per share, representing a discount of 9.09% to the Fund's September 30, 1995 NAV. At September 30, 1995, investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") and the Israeli and Israeli-related companies listed and trading in the United States totaled approximately $52.7 million, as compared to $48.7 million on September 30, 1994. The Fund also held investments totaling approximately $9.2 million in unlisted securities of Israeli and Israeli-related companies, as compared to $6.7 million on September 30, 1994. The balance of approximately $4.3 million has been invested primarily in short-term obligations, as compared to $5.3 million at September 30, 1994. At September 30, 1995, 93.5% of the Fund's portfolio was invested in listed and unlisted Israeli and Israeli-related equity and debt securities, and 6.5% in short-term obligations.

For the fiscal year ended September 30, 1995, the TASE Index increased by 1.2% in U.S. dollar terms. During the same period, the Fund's NAV increased by 12.4%. Since the inception of the Fund on October 29, 1992, the TASE Index has declined by 13.3%, while the Fund's NAV has declined by 0.8%.

POLITICAL DEVELOPMENTS

During the past year, Israeli politics have been dominated by the Middle East peace process. While the agreement establishing peaceful relations with Jordan has been nearly universally celebrated in Israel, relations with the Palestinians have been the cause of increasingly bitter disputes. Throughout 1995, and particularly in the wake of the completion of the "Oslo II" agreement, the peace debate has increasingly seemed to bring out elemental conflicts between vastly differing conceptions of the relationship between the Jewish people and the land of Israel.

Just as this Annual Report was being prepared, Israel's deep inner conflicts burst dramatically into the view of the world with the tragic and shocking assassination of Prime Minister Yitzhak Rabin. While the effect of this act on Israeli political culture has and will be profound, we believe that the long-term impact on the peace process is unlikely to be great. During the very difficult two years since the surprising announcement of the first Oslo agreement, the great success of the Rabin government was -- in spite of Hamas terrorism and rhetoric from Israel's extreme right -- to permanently alter the terms in which peace is discussed. It is our view that the peace process has come sufficiently far -- treaties with Egypt and Jordan, increasingly warm but still informal relations with a variety of Arab nations in North Africa and the Gulf, recognition of the PLO, and the beginnings of limited autonomy within the West Bank -- that it is very unlikely to be reversed. While the form in which the process moves forward remains the key area of difference between the

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THE FIRST ISRAEL FUND, INC.
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Labor and Likud parties, we believe that it would be very difficult for Likud to reverse course if it should win the election in October of next year. In the meantime, Shimon Peres -- who is in many ways the true architect of this peace -- has pledged to aggressively pursue a continuation of the process, and to attempt a renewal of negotiations with the Syrians.

Meanwhile, progress in the peace process has arguably done more to cement Israel's improving position within the world political and economic community than any other factor. In addition to forging trade and technical ties -- mostly informal in nature, in light of the general absence of diplomatic relations -- with moderate Arab countries, progress has been most striking in the development of trade relations with countries outside of the region. The collapse of the secondary and tertiary boycotts of Israel removed what had been a significant impediment to Israeli attempts to build export markets. The past year has seen particular movement in the Pacific Rim and Southeast Asian markets: Israeli companies are now trading on a substantial scale with Japan, China, India, Indonesia, Singapore and Korea. There has also been particular progress in Eastern European markets. In total, Israeli exports rose by 11% in 1994, with half of this increase going to markets outside of the U.S. and European Union. The attendance at the Rabin funeral of heads of state from throughout the world provided sad if welcome evidence of Israel's new standing among the world's nations.

Domestically, government policies that strongly favor deregulation and economic liberalization have helped to make Israel one of the more attractive emerging markets in the world. All major political parties, along with the majority of public opinion, continue to favor privatization policies. While privatizations slowed down in 1994, due to weakness in the secondary market, action on this front has begun to pick up in early 1995, and it appears that the program may again pick up momentum.

ECONOMIC DEVELOPMENTS

The Israeli economy has shown consistently strong growth throughout the first half of the 1990s, averaging 5.7% per year since 1990. Growth last year was particularly strong, rising to 6.5% from a level of 3.4% in 1993. This economic growth has been reasonably well balanced, driven by both increasing exports and by expanding local demand, particularly for consumer durables. It is estimated that GDP growth in 1995 will moderate to a level of approximately 6.5%, with similar growth forecast for next year. It should be noted that this 1995 economic performance is somewhat stronger than we had expected. During 1995, The Bank of Israel's prime lending rate (the rate it charges commercial banks) was reduced five times, from 17% to 13.2%. Since September, the interest rate was increased twice by 50 basis points each time.

The recent surge in private consumption is largely a result of the massive immigration into Israel during the past several years: approximately 600,000 Jews from the former Soviet Union have come to Israel since 1990 (effectively a 13% increase in Israel's population). The size of this immigration flow is unprecedented in Israel's history, and it has had profound social and economic effects. The most striking change brought by the Russians has been in the education level of the Israeli labor force. Since this immigration began, the number of doctors in Israel has doubled, and the number of engineers has increased by 150%. Starting from an already high level (on a par with the major developed markets), Israel now has one of the best educated workforces in the world. On a per capita basis, Israel now has nearly double the number of scientists and engineers as in the United States or Japan, and three or four times the number in the major European

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THE FIRST ISRAEL FUND, INC.
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countries. Clearly, this gives Israel an edge  not only in its region and  among the emerging markets, but versus the major developed markets as well. This advantage is further increased by the availability to Israeli high technology companies of substantial R&D support from the government.

It should be noted that rising private consumption has come to some extent at the expense of private savings, which has been lower than expected despite relatively high interest rates. This reflects not only the effect of immigration, but also a cultural evolution, in which Israelis are becoming more interested in raising their living standards to developed world standards. It is for this reason that durable goods sales have been so strong in the past year or so.

The inflation picture, meanwhile, has been a relatively positive one. In 1994, inflation exceeded 14%, far outstripping government projections of 8% for that year. During 1995, the core inflation rate has moderated to approximately 10%, and consumer prices have been rising at an even slower rate. The progress from last year to this can be largely attributed to a relaxation of produce prices -- 1994's was a very poor harvest season -- and of housing costs. The consistently tight monetary policy pursued by Israel's central bank has been quite constructive in this regard. We anticipate that inflation will continue to decline into 1996, the consensus estimate is that inflation for 1996 will be 8% to 10%, although progress might be slowed as the central bank comes under political pressure to ease in the run-up to the October elections.

Fiscal discipline was observed under Rabin's leadership, and a conservative fiscal policy should remain in effect under the Peres government. Fiscal restraint is Israel's primary weapon for control of its expanding current account deficit, and there is a general political consensus on the importance of continuing this policy. Again, however, election years tend to be difficult periods for controlling government spending, so there may be some degree of relaxation during 1996.

In general, despite a year of national self-examination and political instability, we remain highly confident of the health of Israel's political structure and economy. The benefits of peace continue to make themselves felt (and are an increasingly strong argument for continuing to pursue the peace process); the economy continues to show strong GDP growth was improving inflation, and the basic elements of a constructive economic policy have virtually universal popular and political support. We believe that this makes for a highly positive investment environment for the next several years.

MARKET DEVELOPMENTS AND THE PORTFOLIO

On September 30, 1995, there were 648 companies listed on the TASE, with total market capitalization of $37.1 billion. Average daily trading volume was $42 million for the fiscal year ended September 30, 1995.

The Israeli stock market has displayed continued volatility throughout the past year, reaching a low point in early March before an interest rate cut sparked a significant bounce. This rally continued throughout the summer, before entering a two month correction phase in early September. At the time of writing, it appears that the TASE may have once again turned upward.

The fundamental environment remains positive. Earnings growth continues to be strong, and the market is currently valued at 14 to 15 times estimated 1995 earnings and 13 to 14 times projected 1996 earnings. These are attractive valuations for an economy with the growth prospects of Israel's, particularly in light of the

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THE FIRST ISRAEL FUND, INC.
--------------------------------

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rapidly  expanding global markets for Israeli companies' products. In many ways,
Israel combines the best elements of emerging markets (high growth; low level of foreign investment) and of developed markets (highly educated workforce; good infrastructure; strict accounting standards, etc.). We believe this market is poised for strong returns throughout the remainder of the 1990s.

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 20 and 21 of this report.

We appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

             [SIG]
Emilio Bassini
President
Chief Investment Officer*

------------------------
* Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is the President and Secretary of The Indonesia Fund, Inc. and Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc.

THE FIRST ISRAEL FUND, INC.
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                               PORTFOLIO SUMMARY
                            AS OF SEPTEMBER 30, 1995

--------------------------------------------------------------------------------

                               SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        BASIC MATERIALS            7.34%
Conglomerates                        4.77%
Consumer, Cyclical                   1.97%
Consumer, Non-Cyclical              10.01%
Energy Services                      2.01%
Financial                           20.53%
Industrial                           2.45%
Investment & Holding Companies       3.44%
Medical Equipment                    2.41%
Technology                          22.61%
Telecommunications                  12.62%
Venture Capital                      3.30%
Cash & Cash Equivalents              6.54%
                                   100.00%

  THIS CHART REPRESENTS THE SECTOR ALLOCATION OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------

                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                              PERCENT
                                                                                                                OF
                                HOLDING                                         SECTOR                      NET ASSETS
----------------------------------------------------------------------------
       1.  Geotek Communications, Inc.
----------------------------------------------------------------------------
       2.  Teva Pharmaceutical Industries Ltd.
----------------------------------------------------------------------------
       3.  Koor Industries, Ltd.
----------------------------------------------------------------------------
       4.  ECI Telecom Ltd.
----------------------------------------------------------------------------
       5.  Bank Hapoalim Ltd.
----------------------------------------------------------------------------
       6.  Scitex Corp. Ltd.
----------------------------------------------------------------------------
       7.  Bezeq, Israel Telecommunications Corp. Ltd.
----------------------------------------------------------------------------
       8.  Bank Leumi of Israel Ltd.
----------------------------------------------------------------------------
       9.  IDB Holdings Ltd.
----------------------------------------------------------------------------
      10.  DSP Group Inc.
----------------------------------------------------------------------------

---------
       1.  Telecommunications                                                  5.33
---------
       2.  Pharmaceuticals                                                     5.14
---------
       3.  Conglomerates                                                       4.31
---------
       4.  Telecommunications                                                  4.29
---------
       5.  Banking                                                             3.42
---------
       6.  Industrial Technology                                               3.23
---------
       7.  Telecommunications                                                  2.70
---------
       8.  Banking                                                             2.55
---------
       9.  Banking                                                             2.36
---------
      10.  Semiconductor & Related Technology                                  2.21
---------

THE FIRST ISRAEL FUND, INC.
--------------------------------

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--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1995

  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------
             EQUITY OR EQUITY-LINKED SECURITIES-93.46%
             BASIC MATERIALS-7.34%
               CHEMICALS-1.79%
    21,901     Dead Sea Bromine Ltd..........  $  160,215
    65,178     Dead Sea Works Ltd............     178,769
    42,000     Makhteshim Chemical Works          255,202
                Ltd..........................
    54,073     Sano Brunos Enterprises Ltd.       254,221
                (Shares 1)#..................
    75,357     Sano Brunos Enterprises Ltd.       333,054
                (Shares 5)#..................
                                               ----------
                                                1,181,461
                                               ----------
               METAL PRODUCTS-3.93%
    73,640     Cvalim-The Electric Wire &         468,702
                Cable Co. of Israel Ltd......
   105,210     Caniel-Israel Can Co. Ltd.....   1,177,492
    36,250     Klil Industries Ltd. (Shares       296,679
                1)...........................
    57,018     Klil Industries Ltd. (Shares       454,264
                5)...........................
    73,827     Nechushtan Ltd................     202,744
                                               ----------
                                                2,599,881
                                               ----------
               WOOD & PAPER PRODUCTS-1.62%
    19,263     American Israel Paper Mills      1,073,612
                Ltd..........................
                                               ----------
                                                4,854,954
             TOTAL BASIC MATERIALS...........
                                               ----------
             CONGLOMERATES-4.77%
    19,780     Clal (Israel) Industries,          519,830
                Ltd..........................
    18,762     Koor Industries, Ltd..........   1,770,095


 PAR (000)
-----------
   NIS 600     Koor Industries, Ltd.,             216,169
                Convertible Note, 1.75%,
                01/31/97.....................
       600     Koor Industries, Ltd.,             216,169
                Convertible Note, 1.75%,
                01/31/98.....................
       600     Koor Industries, Ltd.,             216,168
                Convertible Note, 1.75%,
                01/31/99.....................
       600     Koor Industries, Ltd.,             216,168
                Convertible Note, 1.75%,
                01/31/00.....................
                                               ----------
                                                3,154,599
             TOTAL CONGLOMERATES.............
                                               ----------
  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------

             CONSUMER, CYCLICAL-1.97%
               TEXTILES-1.97%
    13,538     Fibrotec F.M.S. Ltd.#.........  $   55,374
    86,881     Lodzia Rotex Textile Ltd.#....     330,017
   309,171     Polgat Industries Ltd.#.......     267,621
    60,000     Zikit Textile Dyeing Works         653,179
                Ltd..........................
                                               ----------
                                                1,306,191
             TOTAL CONSUMER, CYCLICAL........
                                               ----------
             CONSUMER, NON-CYCLICAL-10.01%
               TRADING COMPANIES-1.50%
    34,806     Rapac Electronics Ltd.........     216,335
    36,273     Super-Sol Ltd. B (Shares           778,915
                .01).........................
                                               ----------
                                                  995,250
                                               ----------
               FOOD & BEVERAGES-2.69%
   140,742     Elite Industries Ltd..........     611,527
    62,620     Israel Cold Storage & Supply       408,129
                Ltd. (Shares 5)..............
    71,060     Mei-Eden Ltd..................     345,423
     8,213     Shemen Industries Ltd.#.......     415,430
                                               ----------
                                                1,780,509
                                               ----------
               PHARMACEUTICALS-5.82%
    64,210     Taro Pharmaceutical Industries     445,457
                Ltd. ADR#@...................
    94,200     Teva Pharmaceutical Industries   3,402,975
                Ltd. ADR@....................
                                               ----------
                                                3,848,432
                                               ----------
                                                6,624,191
             TOTAL CONSUMER, NON-CYCLICAL....
                                               ----------
             ENERGY SERVICES-2.01%
    16,773     Delek-The Israel Fuel Co.          494,721
                Ltd..........................
   299,660     Granite Hacarmel Investments       476,054
                Ltd..........................
        72     Paz Oil Co. Ltd.*.............     360,329
                                               ----------
                                                1,331,104
             TOTAL ENERGY SERVICES...........
                                               ----------
             FINANCIAL-20.53%
               BANKING-9.97%
 1,315,800     Bank Hapoalim Ltd.............   2,264,539
 1,146,170     Bank Leumi of Israel Ltd......   1,688,577
     7,148     FIBI Holdings Ltd.............   1,078,036
   436,224     IDB Holdings Ltd..............   1,562,227
                                               ----------
                                                6,593,379
                                               ----------
               DIVERSIFIED FINANCIAL-0.22%
    72,468     Nesuah Trading and Investment      148,828
                in Securities Ltd............
                                               ----------

THE FIRST ISRAEL FUND, INC.
--------------------------------

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                      SCHEDULE OF INVESTMENTS (continued)

  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------
               INSURANCE-2.07%
   145,330     Clal Insurance Enterprises      $  725,195
                Holding Ltd..................
   114,483     Harel Hamishmar Investments,       643,164
                Ltd. (Shares 5)..............
                                               ----------
                                                1,368,359
                                               ----------
               MORTGAGE BANKING-2.69%
     7,898     Israel Development & Mortgage      517,757
                Bank Ltd.#...................
     5,788     Mishkan Hapoalim Mortgage Bank     593,418
                Ltd.#........................
     1,186     Tefahot Israel Mortgage Bank       667,206
                Ltd.#........................
                                               ----------
                                                1,778,381
                                               ----------
               REAL ESTATE &
                 CONSTRUCTION-5.58%
       395     Africa Israel Investments Ltd.     572,855
                (Shares 0.1)#................
       550     Africa Israel Investments Ltd.     694,558
                (Shares 1.0)#................
     2,500     Azorim Investment Development       32,206
                & Construction Ltd...........
    41,625     C Holdings Ltd.#..............     175,493
    78,973     Dankner Investments Ltd.#.....     391,126
   568,200     Industrial Buildings Corp.         752,225
                Ltd..........................
   174,251     Kardan Investments Ltd.            200,520
                (Shares 5)#..................
    13,089     Property & Building Corp.          871,741
                Ltd..........................
                                               ----------
                                                3,690,724
                                               ----------
                                               13,579,671
             TOTAL FINANCIAL.................
                                               ----------
             INDUSTRIAL-2.45%
               BUILDING PRODUCTS-1.85%
     9,000     Ackerstein Ltd. (Shares 1)#...      38,525
    77,120     Ackerstein Ltd. (Shares 5)#...     310,480
   114,000     Wolfman Industries Ltd.            265,080
                (Shares 5)#..................
   182,302     Ytong Ltd.....................     613,263
                                               ----------
                                                1,227,348
                                               ----------
               TRANSPORTATION SERVICES-0.60%
   160,400     Maman Cargo Terminal &             396,385
                Handling Ltd.................
                                               ----------
                                                1,623,733
             TOTAL INDUSTRIAL................
                                               ----------
  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------
             INVESTMENT & HOLDING
              COMPANIES-3.44%
    92,500     Ampal American Israel#@.......  $  531,875
    92,500     Ampal American Israel,              46,250
                Warrants (expiring
                02/28/99)#@..................
    10,617     Arad Investment & Industrial       151,766
                Development Ltd.#............
     5,900     Elco Holdings Ltd.............     264,908
   125,173     Israel Land Development            367,968
                Ltd..........................
    20,400     PEC Israel Economic Corp.          510,000
                Ltd.#........................
        40     The Renaissance Fund*#,##.....     399,566
                                               ----------
                                                2,272,333
             TOTAL INVESTMENT & HOLDING
              COMPANIES......................
                                               ----------
             MEDICAL EQUIPMENT-2.41%
   281,000     Elscint Ltd. ADR#@............     737,625
    81,000     Laser Industries, Ltd. ADR#@..     810,000
    38,000     Medis E Ltd.#@................      47,500
                                               ----------
                                                1,595,125
             TOTAL MEDICAL EQUIPMENT.........
                                               ----------
             TECHNOLOGY-22.61%
               COMPUTER NETWORKING-2.57%
    32,700     IIS Intelligent Information         91,969
                Systems Ltd.#@...............
     2,500     Ornet Data Comm. Tech.             708,550
                Ltd.*#.......................

 PAR (000)
-----------
 U.S.$ 175     Ornet Data Comm. Tech. Ltd.,       175,000
                Convertible Note,
                03/31/96*#...................
        61     Ornet Data Comm. Tech. Ltd.,        61,200
                Convertible Note,
                07/20/96*#...................

  NO. OF
  SHARES
-----------
       769     Scorpio Communications             664,969
                Inc.*#.......................
                                               ----------
                                                1,701,688
                                               ----------
               COMPUTER SOFTWARE-2.29%
    69,000     Sapiens International Corp.        155,250
                NV#@.........................
   105,800     Tecnomatix Technologies,         1,362,175
                Ltd.#@.......................
                                               ----------
                                                1,517,425
                                               ----------
               ELECTRONICS/ELECTRICAL
               EQUIPMENT-2.19%
    55,300     Lannet Data Communications       1,444,712
                Ltd.#@.......................
                                               ----------

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THE FIRST ISRAEL FUND, INC.
--------------------------------

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--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------
               DIVERSIFIED TECHNOLOGY-6.10%
     3,404     Clal Electronic Industries      $  410,389
                Ltd.#........................
    50,000     Comverse Technology, Inc.#@...   1,087,500
     7,257     Elbit Ltd.....................     531,829
    17,500     Electra Ltd...................     516,998
    18,658     Electra Consumers Products         261,892
                Ltd..........................
    28,154     Electronics Line Ltd.#........      72,921
    19,007     Elron Electronic Industries        734,105
                Ltd..........................
    87,942     Rada Electronic Industries,        417,725
                Ltd. ADR#....................
                                               ----------
                                                4,033,359
                                               ----------
               INDUSTRIAL TECHNOLOGY-4.11%
   267,857     Cubital, Ltd.*#...............           0
    45,000     Orbotech, Ltd.#@..............     579,375
   113,300     Scitex Corp. Ltd.@............   2,138,538
                                               ----------
                                                2,717,913
                                               ----------
               SEMICONDUCTOR &
                RELATED TECHNOLOGY-5.35%
    91,607     DSP Group Inc.#@+++...........   1,463,422
    70,042     M-Systems Flash Disk Pioneers      196,118
                Ltd.*#@......................
    35,021     M-Systems Flash Disk Pioneers       32,377
                Ltd., Warrants
                (expiring 6/30/98)*#@........
   177,345     Oshap Technologies#@..........     554,203
    93,572     P.C.B. Ltd....................     209,639
   308,432     Zoran Corp. Series L*#........     155,071
   299,514     Zoran Corp. Series K*#........     898,542
   219,135     Zoran Corp. Series K, Warrants      21,914
                (expiring 07/31/98)*#........
    75,000     Zoran Corp., Warrants                7,500
                (expiring 07/31/96)*#........
                                               ----------
                                                3,538,786
                                               ----------
                                               14,953,883
             TOTAL TECHNOLOGY................
                                               ----------
             TELECOMMUNICATIONS-12.62%
   578,365     Bezeq, Israel                    1,784,629
                Telecommunications Corp.
                Ltd..........................
   126,800     ECI Telecom Ltd.@.............   2,837,150
       100     Geotek Communications, Inc.      1,068,767
                Convertible Preferred Series
                M, 8.50%*+++.................
   269,600     Geotek Communications,           2,460,100
                Inc.#@.......................
    23,700     Teledata Communications            195,525
                Inc.#@.......................
                                               ----------
                                                8,346,171
             TOTAL TELECOMMUNICATIONS........
                                               ----------
  NO. OF                                         VALUE
  SHARES               DESCRIPTION              (NOTE A)
-----------  --------------------------------  ----------
             VENTURE CAPITAL-3.30%
   650,000     Advent Israel Bermuda,          $  650,000
                Ltd.*#,##+++.................
         5     Star Venture Enterprises         1,000,000
                II*#.........................
   830,480     Teuza Muganot Ltd.#...........     284,730
   250,000     Walden Israel Ventures,            250,000
                L.P.*#,##....................
                                               ----------
                                                2,184,730
             TOTAL VENTURE CAPITAL...........
                                               ----------
                                               61,826,685
             TOTAL EQUITY OR EQUITY-LINKED
              SECURITIES
              (Cost $62,875,218).............
                                               ----------

PAR (000)
----------
            SHORT-TERM INVESTMENTS-6.82%
            CONVERTIBLE DEBENTURE-0.33%
 NIS   600    Koor Industries, Ltd.,           216,169
               1.75%, 01/31/96*..........
                                           -----------
            GRAND CAYMAN-3.49%
U.S.$2,305    Brown Brothers Harriman &      2,305,000
               Co., Call Account,
               4.75%++...................
                                           -----------
            U.S. GOVERNMENT OBLIGATION-3.00%
     2,000    United States Treasury         1,986,776
               Bill, 5.42%,** 11/16/95...
                                           -----------
                                             4,507,945
            TOTAL SHORT-TERM INVESTMENTS
             (Cost $4,507,632)...........
                                           -----------
                                            66,334,630
            TOTAL INVESTMENTS
             (Cost $67,382,850)
             (Notes A,D)-100.28%.........
                                              (184,295)
            LIABILITIES IN EXCESS OF CASH
             AND OTHER ASSETS-(0.28)%....
                                           -----------
                                           $66,150,335
            NET ASSETS-100.00%...........
                                           -----------
                                           -----------

------------------------------
   *  Not readily marketable security.
  **  Effective yield on the date of purchase.
   #  Security is non-income producing.

 ## As of September 30, 1995, the Fund committed to investing additional capital in Advent Israel Bermuda, Ltd.--$350,000; The Renaissance Fund--$200,832 and Walden Israel Ventures, L.P.--$250,000.
   + SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
  ++ Variable rate account. Rates reset on a daily basis; amounts available generally on the same business day.
 +++  Restricted Securities (See Note E).
  @  Securities are traded on a U.S. stock exchange.
ADR  American Depositary Receipts.
U.S.$  United States dollars.
 NIS  New Israeli shekel.

                See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995

ASSETS:
  Investments, at value (Cost $67,382,850) (Note A)                          $66,334,630
  Cash                                                                            13,157
  Receivables:
    Note                                                                          86,657
    Interest                                                                      11,865
    Dividend                                                                      51,490
  Prepaid expenses                                                                 4,080
  Unamortized organizational costs (Note A)                                      146,220
                                                                             -----------
Total Assets                                                                  66,648,099
                                                                             -----------
LIABILITIES:
  Payables:
    Advisory fee (Note B)                                                        233,226
    Administration fee (Note B)                                                   14,453
    Other accrued expenses                                                       250,085
                                                                             -----------
Total Liabilities                                                                497,764
                                                                             -----------
NET ASSETS (applicable to 5,012,295 shares of common stock outstanding)
 (Note C)                                                                    $66,150,335
                                                                             -----------
                                                                             -----------
NET ASSET VALUE PER SHARE ($66,150,335 DIVIDED BY 5,012,295)                      $13.20
Net assets consist of:
  Capital stock, $0.001 par value; 5,012,295 shares issued and outstanding
   (100,000,000 shares authorized)                                           $     5,012
  Paid-in capital                                                             67,477,122
  Distributions in excess of net realized gain on investments                   (285,713)
  Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies                   (1,046,086)
                                                                             -----------
  Net assets applicable to shares outstanding                                $66,150,335
                                                                             -----------
                                                                             -----------

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                                $  784,725
    Interest                                                                    293,748
    Less: Foreign taxes withheld                                               (124,864)
                                                                             ----------
    Total Investment Income                                                     953,609
                                                                             ----------
  Expenses:
    Investment advisory fees (Note B)                                           798,799
    Custodian fees (Note B)                                                     164,500
    Administration fees (Note B)                                                 87,557
    Audit fees                                                                   72,999
    Accounting fees                                                              65,001
    Amortization of organizational costs                                         63,539
    Printing                                                                     60,001
    Directors' fees (Note B)                                                     57,000
    Transfer agent fees                                                          43,339
    Legal fees                                                                   28,500
    NYSE listing fee                                                             12,828
    Other                                                                        19,999
                                                                             ----------
    Total Expenses                                                            1,474,062
                                                                             ----------
      Net Investment Loss                                                      (520,453)
                                                                             ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
  Net realized gain/(loss) from:
    Investments                                                               1,669,722
    Foreign currency related transactions                                       (14,581)
  Net change in unrealized depreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currencies          6,160,580
                                                                             ----------
  Net realized and unrealized gain on investments and foreign currency
   related transactions                                                       7,815,721
                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $7,295,268
                                                                             ----------
                                                                             ----------

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR ENDED SEPTEMBER
                                                                                               30,
                                                                                  -----------------------------
                                                                                      1995            1994
                                                                                  -------------  --------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss                                                           $    (520,453) $   (1,392,768)
    Net realized gain/(loss) on investments and foreign currency related
     transactions                                                                     1,655,141        (524,711)
    Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign
     currencies                                                                       6,160,580     (15,881,692)
                                                                                  -------------  --------------
    Net increase/(decrease) in net assets resulting from operations                   7,295,268     (17,799,171)
                                                                                  -------------  --------------
  Distributions to shareholders:
    From net realized gains on investments and foreign currency related
     transactions ($0.43 per share)                                                    --            (2,136,010)
    In excess of net realized gains ($0.11 per share)                                  --              (567,861)
                                                                                  -------------  --------------
                                                                                       --            (2,703,871)
                                                                                  -------------  --------------
  Capital share transactions (Note C):
    Proceeds from 5,126 shares issued in reinvestment of dividends                     --                84,470
                                                                                  -------------  --------------
    Net increase in assets resulting from capital share transactions                   --                84,470
                                                                                  -------------  --------------
      Total increase/(decrease) in net assets                                         7,295,268     (20,418,572)

NET ASSETS:
  Beginning of year                                                                  58,855,067      79,273,639
                                                                                  -------------  --------------
  End of year                                                                     $  66,150,335  $   58,855,067
                                                                                  -------------  --------------
                                                                                  -------------  --------------

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

INCREASE/(DECREASE) IN CASH FROM OPERATING ACTIVITIES:
  Investment income received                                       $    920,654
  Operating expenses paid                                            (1,392,567)
                                                                   ------------
    Net decrease in cash from operating activities                               $  (471,913)

INVESTING ACTIVITIES:
  Purchases of long-term investments                                (12,349,997)
  Proceeds from disposition of short-term investments, net              997,068
  Proceeds from disposition of long-term portfolio investments       11,892,934
                                                                   ------------
    Net increase in cash from investing activities                                   540,005
                                                                                 -----------
  Net increase in cash                                                                68,092
  Due to custodian at beginning of year                                              (54,935)
                                                                                 -----------
  Cash at end of year                                                            $    13,157
                                                                                 -----------
                                                                                 -----------

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO
 NET DECREASE IN CASH FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                           $ 7,295,268

ADJUSTMENTS:
  Increase in dividend and interest receivable                     $    (32,955)
  Decrease in accrued expenses                                           22,036
  Increase in prepaid expenses                                           59,459
  Net realized and unrealized gain on investments and foreign
   currency related transactions                                     (7,815,721)
                                                                   ------------
  TOTAL ADJUSTMENTS                                                               (7,767,181)
                                                                                 -----------

NET DECREASE IN CASH FROM OPERATING ACTIVITIES:                                  $  (471,913)
                                                                                 -----------
                                                                                 -----------

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED        FOR THE PERIOD
                                                                          SEPTEMBER 30,         OCTOBER 29, 1992*
                                                                    --------------------------       THROUGH
                                                                        1995          1994      SEPTEMBER 30, 1993
                                                                    ------------  ------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   11.74     $   15.83       $    13.74**
                                                                    ------------  ------------       -------
Net investment loss                                                     (0.10)        (0.28)           (0.07)
Net realized and unrealized gain/(loss) on investments and foreign
 currency related transactions                                           1.56         (3.27)            2.16
                                                                    ------------  ------------       -------
Net increase/(decrease) in net assets from operations                    1.46         (3.55)            2.09
Distributions to shareholders:
From net realized gains on investments and foreign currency
 related transactions                                                    --           (0.43)            --
In excess of net realized gains                                          --           (0.11)            --
                                                                    ------------  ------------       -------
Total distributions to shareholders                                      --           (0.54)            --
                                                                    ------------  ------------       -------
Net asset value, end of period                                      $   13.20     $   11.74       $    15.83
                                                                    ------------  ------------       -------
                                                                    ------------  ------------       -------
Market value, end of period                                         $   12.00     $   13.25       $    17.38
                                                                    ------------  ------------       -------
                                                                    ------------  ------------       -------
Total investment return+                                                (9.43)%      (21.26)%          24.58%
                                                                    ------------  ------------       -------
                                                                    ------------  ------------       -------
RATIO/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                           $  66,150     $  58,855       $   79,274
  Ratio of expenses to average net assets                                2.57%         2.64%            2.41%***
  Ratio of net investment loss to average net assets                    (0.91)%       (2.08)%          (0.50)%***
  Portfolio turnover                                                    22.17%        17.07%           34.80%++
  Average commission rate per share                                 $    0.01

------------------------
  * Commencement of investment operations.

 ** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.

*** Annualized.

  + Total  investment return at market  value is based on  the changes in market price of a share during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

 ++ Not annualized.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A. The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and the asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. At September 30, 1995, board valued securities represented 10.05% of net assets with of an aggregate cost of $6,571,191 and market value of $6,649,903. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly and at the end of each month and any other times determined by the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investment sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

In accordance with U.S. federal tax regulations, the Fund has elected to defer $10,672 of realized foreign currency losses arising after October 31, 1994. Such losses are treated for tax purposes as arising on October 1, 1995.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange (TASE). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli Capital gains taxes on the net unrealized appreciation on unlisted Israeli investments. At September 30, 1995, there were no deferred Israeli capital gains taxes recorded by the Fund.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses of $14,581 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund intends to distribute at least annually to its shareholders substantially all its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. The character of distributions made from net investment income or net realized foreign currency related transactions may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

Investments in Israeli securities involve certain factors that are not normally associated with investments in U.S. securities. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently acquisition and disposition of securities by the Fund may be inhibited.

NOTE B. BEA Associates ("BEA") serves as the Fund's investment adviser. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated monthly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the amount invested in unlisted Israeli securities. For the period ended September 30, 1995, the fee amounted to $798,799. BEA Associates also provides certain

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) administration services to the Fund and is reimbursed by the Fund for costs they incur on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 1995, BEA Associates was reimbursed $3,461 for administration services rendered to the Fund.

Analyst I.M.S. and GIZA serve as the Fund's investment sub-advisers. Pursuant to the sub-advisory agreement, BEA pays Analyst I.M.S. and GIZA out of its quarterly fee each an amount equal to 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S. and GIZA, out of its advisory fee reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 to each annually to cover expenses incurred in the provision of sub-advisory services.

For the fiscal year ended September 30, 1995, the fees earned by Analyst I.M.S. and GIZA amounted to $144,294 and $156,473, respectively.

Through August 9, 1995, Prudential Mutual Fund Management, Inc. ("PMF") served as the Fund's administrator. The Fund paid PMF a fee that was computed weekly and payable monthly at an annual rate of 0.15% of the Fund's average weekly net assets. For the period October 1, 1994 through August 9, 1995, PMF earned $73,888 for administrative services.

Effective August 10, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the period August 10, 1995 through September 30, 1995, BSFM earned $10,208 for administrative services.

Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston became the Fund's transfer agent and registrar.

The Fund pays each of its Directors who is not a director, officer or employee of BEA Associates, Analyst I.M.S., GIZA, BSFM or any other affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, the Fund will reimburse these Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

Brown Brothers Harriman & Co., Boston, Massachusetts, serves as the Fund's accounting agent and custodian of the Fund's assets.

NOTE C. The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,012,295 shares outstanding at September 30, 1995, BEA Associates owned 7,169 shares.

NOTE D. For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $67,657,086. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $1,322,456, was composed of gross appreciation of $9,494,544 for those investments having an excess of value over cost and gross depreciation of $10,817,000 for those investments having an excess of cost over value.

For the fiscal year ended September 30, 1995, total purchases and sales of securities, other than short-term obligations, aggregated $12,176,247 and $11,862,604, respectively.

NOTE E. RESTRICTED SECURITIES: Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) available indications of value. The table below shows the number of shares held, the acquisition date, value as of September 30, 1995, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                         NUMBER OF   ACQUISITION   9/30/95     PERCENTAGE OF                VALUE PER
               SECURITY                   SHARES        DATE      FAIR VALUE    NET ASSETS        COST        SHARE
--------------------------------------  -----------  -----------  ----------  ---------------  ----------  -----------
Walden Israel Ventures................     125,000      10/1/93   $  125,000          0.19%    $  125,000   $    1.00
Walden Israel Ventures................     125,000      5/27/95      125,000          0.19%       125,000        1.00
Advent Israel Bermuda, Ltd............     650,000      6/18/93      650,000          0.98%       650,000        1.00

NOTE F. The Fund, along with 15 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the line of credit agreement at September 30, 1995.

NOTE G. Quarterly Results of Operations (unaudited):

                                                                                 NET GAIN/(LOSS)
                                                                                ON INVESTMENTS AND      NET INCREASE/
                                                                                                          (DECREASE)
                                                                                 FOREIGN CURRENCY       IN NET ASSETS
                                        INVESTMENT          NET INVESTMENT         DENOMINATED            RESULTING         MARKET
                                      INCOME/(LOSS)         INCOME/(LOSS)          TRANSACTIONS        FROM OPERATIONS       PRICE
                                   --------------------  --------------------  --------------------  --------------------   ON NYSE
                                     TOTAL                 TOTAL                 TOTAL                 TOTAL               ---------
QUARTER ENDED                        (000)    PER SHARE    (000)    PER SHARE    (000)    PER SHARE    (000)    PER SHARE    HIGH
---------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
December 31, 1994................  $     308  $    0.06  $    (104) $   (0.02) $  (5,008) $   (1.00) $  (5,112) $   (1.02) $  13.750
March 31, 1995...................        113       0.02       (275)     (0.05)     1,262       0.25        987       0.20     11.375
June 30, 1995....................        241       0.05       (169)     (0.03)     6,740       1.35      6,571       1.32     12.875
September 30, 1995...............        292       0.06         27       0.00      4,822       0.96      4,849       0.96     12.625
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Totals...........................  $     954  $    0.19  $    (521) $   (0.10) $   7,816  $    1.56  $   7,295  $    1.46
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
December 31, 1993................  $     353  $    0.07  $    (121) $   (0.02) $   4,559  $    0.92  $   4,438  $    0.90  $  17.375
March 31, 1994...................        (12)     (0.00)      (482)     (0.10)   (14,622)     (2.92)   (15,104)     (3.02)    20.250
June 30, 1994....................        199       0.03       (195)     (0.04)   (15,361)     (3.08)   (15,556)     (3.12)    17.250
September 30, 1994...............       (110)     (0.02)      (595)     (0.12)     9,018       1.81      8,423       1.69     14.875
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Totals...........................  $     430  $    0.08  $  (1,393) $   (0.28) $ (16,406) $   (3.27) $ (17,799) $   (3.55)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

QUARTER ENDED                         LOW
---------------------------------  ---------
December 31, 1994................  $   9.500
March 31, 1995...................      9.000
June 30, 1995....................     10.375
September 30, 1995...............     11.500
Totals...........................
December 31, 1993................  $  14.625
March 31, 1994...................     14.875
June 30, 1994....................     12.000
September 30, 1994...............     11.000
Totals...........................

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The First Israel Fund, Inc. (the "Fund"), including the schedule of investments, as of September 30, 1995, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians as of September 30, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of September 30, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 10, 1995

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   RESULTS OF ANNUAL MEETING OF SHAREHOLDERS
                                  (UNAUDITED)

On January 10, 1995, the annual meeting of shareholders for The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                     VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
-----------------------------------  ----------  -------------  ---------------  ----------
Zeev Holtzman......................   3,451,682       --              41,266      1,519,347
George Landau......................   3,451,820       --              41,128      1,519,347
Daniel Sigg........................   3,450,072       --              42,876      1,519,347

In addition to the directors elected at the meeting, Emilio Bassini, Peter Gordon, Jonathan Lubell and Steven Rappaport, continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Fund for the fiscal year ending September 30, 1995.

                                     VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
                                     ----------  -------------  ---------------  ----------
                                      3,446,043       24,442          22,463      1,519,347

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     DESCRIPTION OF THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The First Israel Fund, Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless The First National Bank of Boston, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee, or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who owns shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will by borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

THE FIRST ISRAEL FUND, INC.
--------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a Result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in block and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
                          THE FIRST ISRAEL FUND, INC.
BEA Associates
                        -------------------------------
New York, New York
INVESTMENT SUB-ADVISERS
Analyst I.M.S.
Tel Aviv, Israel

GIZA
Tel Aviv, Israel

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York
                                     [LOGO]

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

                          THE FIRST ISRAEL FUND, INC.
This  report,  including  the  financial  statements  herein,  is  sent  to  the shareholders of the Fund for their information. It is not a
                                 ANNUAL REPORT
         prospectus, circular or representation intended for use in the
                               SEPTEMBER 30, 1995
purchase or sale of shares of the Fund or of any securities mentioned in this report.